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                                                                    Exhibit 99.1


Iron Age Corporation and Iron Age Holdings Corporation Report Fourth Quarter and Year End Results.

Pittsburgh, PA May 12, 2003 - Iron Age Corporation (the "Company"), a specialty distributor of work and safety footwear, and its parent company, Iron Age Holdings Corporation, reported fourth quarter and year end results for the period ended January 25, 2003.

Net sales for the year ended January 25, 2003 were $100.4 million, a decrease of $5.1 million, or 4.8% from the year ended January 26, 2002. The decrease in net sales was attributable to a decrease of $3.4 million, or 3.3%, in the Company's primary footwear distribution business line, primarily related to (a) a decrease of $2.0 million, or 11.4%, in the Company's industrial direct business line, from customers who purchase directly from the Company's distribution center, as a result of decreases in purchases by several large customers, reflecting a continued softness in the general economic environment, (b) a decrease of $0.5 million, or 0.6%, in the Company's retail business line, from customers who purchase from the Company's retail stores and shoemobiles, reflecting a decline in the general economic environment, including plant closings and employee layoffs that affected the Company's customers, (c) a decrease in the Company's direct mail business line of $0.4 million, or 7.3%, related to the general condition of the economy and (d) a decrease of $0.4 million, or 7.8% of the overall decrease in net sales, in the Company's branded wholesale business line, as there were no sales to the Company's primary wholesale customer during the year ended January 25, 2003, due to the bankruptcy of that customer in October 2001. In addition, sales decreased by $0.5 million, or 25.9% in the Company's manufacturing subsidiary, due to decreased sales to its external customers. Also, for the year ended January 25, 2003, there were no sales relating to the Company's vision products business line, which was sold in December 2001, compared to $1.2 million in net sales for the year ended January 26, 2002, or 23.5% of the overall decrease in net sales.

Net loss for Iron Age Holdings Corporation for the year ended January 25, 2003 was a loss of $78.0 million compared to a net loss of $7.9 million for the year ended January 26, 2002. Net loss for the year ended January 25, 2003 includes a loss relating to the cumulative effect of a change in accounting principle of $77.5 million, net of tax of $1.7 million, due to the impairment of goodwill, in connection with the adoption of Statement on Financial Account Standards No. 142 "Goodwill and Other Intangible Assets". Net loss for the year ended January 25, 2003 was partially offset by an extraordinary gain of $6.3 million net of tax of $1.3 million, due to the repurchase, at a discount, of a portion of the Iron Age Holdings Corporation 12 1/8% Senior Discount Notes due 2009 ("Discount Notes") in October 2002 and November 2002. The Company also recorded an extraordinary loss of $0.2 million, net of tax of $0.1 million related to the write-off of unamortized debt issue costs on its previous bank credit facility in connection with its refinancing in September 2002. The net loss was also related to the decrease in net sales as previously discussed, the related decrease in gross profit of $3.1 million and an increase in interest expense of $0.9 million. The net loss was partially offset by a decrease in selling, general and administrative expenses of $0.8 million, due primarily to the effect of employee related cost reductions, including salaries and wages and decreases in advertising costs and telephone expenses.
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Net sales in the fourth quarter ended January 25, 2003 were $24.1 million, a decrease of $0.4 million, or 1.6% from the fourth quarter ended January 26, 2002. The decrease in net sales was attributable to a decrease of $0.1 million, or 0.5%, in the Company's primary footwear distribution business line, primarily related to (a) a decrease of $0.2 million, or 0.9%, in the Company's retail business line, reflecting a decline in the general economic environment, including plant closings and employee layoffs that affected the Company's customers, (b) a decrease of $0.1 million, or 10.4%, in the Company's direct mail business line, related to the general condition of the economy, and was partially offset by (c) an increase of $0.2 million, or 5.6% in the Company's industrial direct business line. Also, for the fourth quarter ended January 25, 2003, there were no sales relating to the Company's vision products business line, which was sold in December 2001, compared to $0.2 million in net sales for the fourth quarter ended January 26, 2002.

Net loss for Iron Age Holdings Corporation for the fourth quarter ended January 25, 2003 was $0.7 million compared to a net loss of $1.5 million for the fourth quarter ended January 26, 2002. The net loss was related to the decrease in net sales as previously discussed and the related decrease in gross profit of $0.2 million. Selling, general and administrative expenses increased by $0.5 million, or 4.6%, during the fourth quarter ended January 25, 2003 compared to the fourth quarter ended January 26, 2002. The increase was due primarily to the effect of employee related costs, including salaries and wages and commissions, and to increases in professional fees and insurance. Interest expense increased by $0.3 million for the fourth quarter ended January 25, 2003 due primarily to the effect of increased interest rates and increased indebtedness relating to the Company's new bank credit facility that closed in September 2002. Net loss for the fourth quarter ended January 25, 2003 was partially offset by an extraordinary gain of $2.0 million net of tax of $0.4 million, due to the repurchase, at a discount, of a portion of the Holdings' Discount Notes in November 2002.

The Company complied with all debt covenants as of January 25, 2003. Historically, the Company has not met its debt covenants and has had to amend its credit agreements or receive waivers from its lending institutions. During a review of anticipated net income and cash flows for the first quarter of the year ending January 31, 2004, management has determined that, more likely than not, the Company will not be in compliance with the financial covenants under the Company's $50 million Loan and Security Agreement (the "Bank Credit Facility"), including the Senior Debt Ratio and Fixed Charge Coverage Ratio (as defined in the Bank Credit Facility). As a result, the Company has requested that the senior lenders to the Bank Credit Facility amend the financial covenants for the first quarter and every other quarter of the year ending January 31, 2004 to a level that considering the Company's current operations and forecasts would make it probable that the Company would be in compliance with its Bank Credit Facility. The Company was not in compliance with its financial covenants for the first quarter ending April 26, 2003. Effective May 12, 2003, the Company's long-term debt has been classified as current. As of May 12, 2003, the Company and the senior lenders have not finalized negotiations of an amendment to the Bank Credit Facility with respect to the covenants of the second, third and fourth quarter of the year ending January 31, 2004. The Company and the senior lenders under the Bank Credit Facility have entered into the First Amendment to Loan and Security Agreement and Limited Waiver (the "First Amendment") to the Bank Credit Facility that will allow the Company to continue to operate under the existing requirements of the Bank Credit Facility, for an additional 45 days through June 25, 2003, with certain modifications relating to excess cash availability, and will allow the Company and the lenders under the Bank Credit Facility to continue to negotiate financial covenants for the year ending January 31, 2004. During the 45-day period of the First Amendment, the Company is required to maintain excess cash availability of at least $3.0 million. As of May 12, 2003, the Company's cash availability was $3.3 million. Should the Company and its senior lenders not be able to reach an agreement on an additional amendment to the Bank Credit Facility prior to the expiration of the First Amendment or not be able to obtain an additional waiver, the Company would be in default under the Bank Credit Facility and such default would also constitute an event of default under the terms of the Senior Subordinated Notes and the Discount Notes, which would have a material adverse impact on its reported financial position and results of its operations. The Company plans to continue to negotiate with its senior lenders to amend the Bank Credit Facility during the next 45 days to modify the financial covenants to levels for the year ending January 31, 2004 that more closely correspond to the Company's current operations.

Certain matters within this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Iron Age Corporation or Iron Age Holdings Corporation to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained and investors are cautioned not to place undue reliance on any forward-looking statements. These risks are detailed from time to time in Iron Age Corporation's and Iron Age Holdings Corporation's filings with the Securities and Exchange Commission.